UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-22920

The Advisors’ Inner Circle Fund III

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: October 31, 2018

Date of reporting period: October 31, 2018

Item 1.	Reports to Stockholders.

A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act or 1940, as amended (the “Act”) (17 CFR § 270.30e-1), is attached hereto.

The Advisors’ Inner Circle Fund III

Logan Circle Partners Core Plus Fund

Annual Report	October 31, 2018

THE ADVISORS’ INNER CIRCLE FUND III	LOGAN CIRCLE PARTNERS
CORE PLUS FUND
OCTOBER 31, 2018

The Fund files its complete schedule of investments of fund holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after period end. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec. gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to fund securities, as well as information relating to how the Fund voted proxies relating to fund securities during the most recent 12-month period ended June 30, will be available (i) without charge, upon request, by calling 1-800-252-4993; and (ii) on the Commission’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND III	LOGAN CIRCLE PARTNERS
CORE PLUS FUND
OCTOBER 31, 2018
(Unaudited)

SHAREHOLDERS’ LETTER

Investment Objective

The investment objective of the Logan Circle Partners Core Plus Fund (the “Fund”) is to seek to maximize capital appreciation and income.

Performance Summary

The Fund experienced a net of fees return of -1.73% and -1.83% for the I Shares and R Shares, respectively, while the Bloomberg Barclays US Aggregate Bond Index returned -2.05% in the twelve months ended October 31, 2018.

Review

Rates exposure had a positive impact on performance. Ten-year U.S. Treasury rates steadily rose over the course of the year. The ten-year started at 2.38%, falling to a low of 2.32%, rising to a high of 3.23%, and finishing the period (10/31/18) at 3.14%. We also saw the two-year and 10-year U.S. Treasury securities (“2s/10s”) curve flatten from a high of 78 to 28 as global growth was more uncertain. The Fund had a slight short duration position throughout the year. The duration underweight benefited, however was slightly offset by the strong flattening of the 2s/10s curve.

Agency mortgage exposure had a negative impact on performance with 30-year 3% through 5% coupon mortgages outperforming treasuries while option-adjusted spreads compressed. The Fund maintained a neutral weight on a contribution to duration basis in Agency Mortgages with an up in coupon bias. Being underweight 15-year mortgages benefited as they underperformed 30 years. Specified mortgages performed well over To-Be-Announced (“TBA”) securities as the TBA deliverable continues to get more negatively convex with higher loan sizes and higher weighted average coupons.

Non-Agency Mortgages had a positive impact on performance. Non-Agency Mortgages remained well supported and a stable asset class in a volatile market.

Commercial Mortgage–Backed Securities (“CMBS”) had a positive impact on performance. Performance benefited from a general overweight to the sector as CMBS spreads were tighter.

Asset-Backed Securities (“ABS”) exposure had a positive impact on performance from a security selection standpoint. Spreads rallied across all of ABS with the off-the-run sectors rallying most and credit curves flattening.

THE ADVISORS’ INNER CIRCLE FUND III	LOGAN CIRCLE PARTNERS
CORE PLUS FUND
OCTOBER 31, 2018
(Unaudited)

Investment grade corporates were a positive contributor to returns, driven by solid security selection, particularly in Industrial sectors. The Communications sector was a key source of outperformance. Technology was another source of significant outperformance. Outperformance from our Energy holdings was concentrated in the Midstream subsector. In Financials, our security selection within the Banking sector contributed positively to returns. Utility holdings were neutral on returns.

The Funds small overweight to the High Yield sector had a meaningfully positive contribution to returns.

Outlook

Domestically, the economy enters 2019 with the benefit of a solid macroeconomic tailwind. GDP, employment, and inflation data remain supportive of risk assets and corporate earnings are also persistently strong, albeit likely having peaked in the most recent quarters. Focus remains firmly on the Federal Reserve and while a December hike is nearly a lock, uncertainty abounds for 2019 with seemingly no consensus around the number of bullets the Fed will fire in the coming year. Furthermore, despite ostensibly solid footing, market participants have occupied themselves with a litany of concerns including lackluster personal income growth and a potential squeeze on the consumer in the form of higher interest rates and energy prices. Average hourly earnings remain stubbornly stagnant, 30-year mortgages reside near decade highs and the price of a gallon of gas is marching steadily into the mid-$3 range. Further afield of domestic happenings, investors are keenly focused on a number of global uncertainties including, but not limited to, heightened trade war rhetoric, implications of a US dollar strength on Emerging Market economies, developments around the proposed Italian budget and ongoing Brexit negotiations. Any material disruption in these areas have the potential to drive near term price volatility in related assets.

On the margin, we are biased to maintain current risk levels in portfolios for the coming quarter, but may geographically shift the risk focus. While domestic CMBS, ABS and investment grade credit spread assets grind towards year-to-date or even post-crisis tights, certain Emerging Market and European assets are more appealing from a historical relative value perspective. If attractive entry points arise, allocation to these sectors may increase over the coming quarter in place of domestic spread assets. From a duration perspective, we continue to trade around an underweight position, letting the portfolios shorten relative to benchmark extensions and adding back duration opportunistically.

Investment grade credit spreads reside at the middle of their year-to-date trading range entering the final quarter of 2018. Investors will be intently focused on

THE ADVISORS’ INNER CIRCLE FUND III	LOGAN CIRCLE PARTNERS
CORE PLUS FUND
OCTOBER 31, 2018
(Unaudited)

third quarter earnings releases for signs of either top line or margin pressure. To-date, recently enacted trade tariffs have had muted, if any, widespread effects on margins, but as the quarters wear on, focus will be on corporate managements’ ability to push back on suppliers or push through higher prices to end users. Perhaps more important for intermediate-term asset prices, we highlight that we have never seen investors so intently focused on the technicals in the marketplace. While we acknowledge that fundamentals will always reign supreme with respect to asset prices over the longer term, we accept that the technical argument is winning the day in the intermediate term. Positioning, for dealers and investors alike, combined with the size and composition of the primary calendar have been much more influential in determining the direction of spreads in recent quarters than the creditworthiness of issuers. In fact, while discussion around the relative size and leverage in the BBB cohort has become ubiquitous in our conversations with clients and consultants, the market has thus far refused to look for direction much past the expected primary issuance over the upcoming weeks.

Agency Mortgages continue to offer reasonable spreads and parts of the market offer attractive yields. The Federal Reserve will cease reinvestments of paydowns this quarter and that excess supply will need to be absorbed by other market participants. The underperformance of mortgage spreads versus both volatility’s decline and the rally in corporate spreads would indicate that any supply driven widening would be manageable. The 30-year 3% and 3.5% coupons exhibit the most expensive part of the 30-year mortgage market. These lower coupons exhibit tighter spreads, longer durations and lower yields compared to higher, current production 4%, 4.5% and 5% coupons. With the deterioration of the TBA deliverable and higher amount of negative convexity in the higher coupons, the convexity advantage of low pay up specified mortgages continues to have value. Recent vintage non-agency mortgages provide opportunities to add spread in short duration space while legacy opportunities have reached lofty valuations. CMBS spreads tightened consistently throughout the quarter and apart from AAA, most sectors are at YTD tights. Rising all-in yields were the dominant driver of the move tighter in the quarter and we expect this to continue through year end. ABS spreads are approaching the tightest levels in the cycle, however tighter underwriting standards, favorable consumer fundamentals and strong investor demand for short duration spread product should remain supportive of spreads.

The views presented above are the investment adviser’s and are subject to change over time. There can be no assurance that the views expressed above will prove accurate and should not be relied upon as a reliable indicator of future events. This represents management’s assessment of the Funds and the market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.

THE ADVISORS’ INNER CIRCLE FUND III	LOGAN CIRCLE PARTNERS
CORE PLUS FUND
OCTOBER 31, 2018
(Unaudited)

The performance data quoted represents past performance. Past performance does not guarantee future results. The performance benchmark for the Logan Circle Partners Core Plus Fund is the Bloomberg Barclays US Aggregate Bond Index, which is a broad based index that measures the investment grade, U.S. dollar denominated, fixed rate, taxable bond market.

Definition of Comparative Index

Bloomberg Barclays US Aggregate Bond Index is an index generally representing fixed-rate, investment-grade government bonds, corporate debt securities, mortgage-backed securities, and asset-backed securities with minimum maturity dates of at least one year.

THE ADVISORS’ INNER CIRCLE FUND III	LOGAN CIRCLE PARTNERS
CORE PLUS FUND
OCTOBER 31, 2018
(Unaudited)

Comparison of Change in the Value of a $5,000,000 Investment in the Logan Circle Core Plus Fund, I Class Shares versus the Bloomberg Barclays US Aggregate Bond Index

	TOTAL RETURN
	FOR THE YEAR ENDED OCTOBER 31, 2018
	One Year Return	Three Year Return	Annualized Inception to Date*
I Class Shares	-1.73%	1.97%	1.49%
R Class Shares**	-1.83%	1.83%	1.44%
Bloomberg Barclays US Aggregate Bond Index	-2.05%	1.04%	1.11%

*	The Logan Circle Partners Core Plus Fund, I Class and R Class Shares, commenced operations on December 31, 2014.

**	As R Class Shares only held seed money, Class R Shares did not incur distribution fees due to low net assets. If these fees were incurred the performance disclosed would have been lower.

^	The graph is based on only the I Class Shares.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a portfolio’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative index on page 4.

THE ADVISORS’ INNER CIRCLE FUND III	LOGAN CIRCLE PARTNERS
CORE PLUS FUND
OCTOBER 31, 2018

SECTOR WEIGHTINGS† (Unaudited)

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
MORTGAGE-BACKED SECURITIES — 31.9%

	Face Amount	Value
AGENCY MORTGAGE-BACKED OBLIGATIONS — 28.4%
FHLMC
5.500%, 06/01/41	$8,674	$9,315
4.000%, 08/01/44 to 02/01/46	115,964	116,741
3.500%, 08/01/30 to 03/01/48	280,328	274,320
3.000%, 12/01/47	109,343	103,484
FHLMC Multifamily Structured Pass Through Certificates, Ser KF52, Cl A
2.681%, VAR LIBOR USD 1 Month+0.420%, 09/25/28	15,000	15,000
FHLMC Multifamily Structured Pass Through Certificates, Ser KJ21, Cl A2
3.700%, 09/25/26	30,000	30,186
FHLMC Multifamily Structured Pass-Through Certificates, Ser K023, Cl X1, IO
1.262%, 08/25/22 (A)	1,577,560	62,063
FHLMC Multifamily Structured Pass-Through Certificates, Ser KF12, Cl A
2.961%, VAR LIBOR USD 1 Month+0.700%, 09/25/22	5,508	5,516

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	LOGAN CIRCLE PARTNERS
CORE PLUS FUND
OCTOBER 31, 2018

MORTGAGE-BACKED SECURITIES — continued

	Face Amount	Value
AGENCY MORTGAGE-BACKED OBLIGATIONS — continued
FHLMC Multifamily Structured Pass-Through Certificates, Ser KJ17, Cl A2
2.982%, 11/25/25	$35,000	$34,021
FHLMC Multifamily Structured Pass-Through Certificates, Ser X3FX, Cl A2FX
3.000%, 06/25/27	20,000	19,005
FHLMC, Ser 2003-2725, Cl TA
4.500%, 12/15/33	5,000	5,191
FHLMC, Ser 2006-R006, Cl ZA
6.000%, 04/15/36	17,290	18,929
FHLMC, Ser 2010-3632, Cl PK
5.000%, 02/15/40	8,279	8,706
FHLMC, Ser 2012-271, Cl 30
3.000%, 08/15/42	103,161	98,524
FHLMC, Ser 2018-4793, Cl CM
3.000%, 05/15/48	106,825	101,169
FNMA
6.000%, 09/01/39	1,681	1,835
5.500%, 04/01/36 to 07/01/40	43,118	46,322
5.000%, 02/01/31 to 07/01/48	157,479	164,615
4.500%, 04/01/35 to 08/01/48	211,983	218,824
4.000%, 06/01/42 to 08/01/48	419,719	421,113
3.500%, 07/01/30 to 12/01/47	553,760	541,000
3.000%, 12/01/46 to 03/01/47	292,907	277,331
2.550%, 07/01/26	24,017	22,395
FNMA TBA
4.500%, 11/15/34	210,000	215,003
4.000%, 11/12/39	695,000	694,973
3.500%, 11/01/40	1,125,000	1,103,790
3.000%, 11/25/26 to 11/15/42	560,000	536,778
FNMA, Ser 2001-T4, Cl A1
7.500%, 07/25/41	2,649	2,984

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	LOGAN CIRCLE PARTNERS
CORE PLUS FUND
OCTOBER 31, 2018

MORTGAGE-BACKED SECURITIES — continued

	Face Amount	Value
AGENCY MORTGAGE-BACKED OBLIGATIONS — continued
FNMA, Ser 2004-W12, Cl 1A1
6.000%, VAR LIBOR USD 1 Month+0.000%, 04/25/27	$18,492	$20,189
FNMA, Ser 2005-24, Cl ZE
5.000%, 04/25/35	9,778	10,338
FNMA, Ser 2012-121, Cl TB
7.000%, 11/25/42	43,358	48,111
GNMA
5.500%, 07/20/43 to 09/20/43	11,296	12,072
5.288%, 05/20/60 (A)	18,886	19,091
4.614%, 06/20/62 (A)	49,775	50,133
4.552%, 12/20/66 (A)	32,027	33,536
4.505%, 01/20/67 (A)	66,398	69,534
4.500%, 03/15/42	125,245	128,892
GNMA, Ser 2010-H14, Cl BI, IO
1.291%, 07/20/60 (A)	474,987	9,135
GNMA, Ser 2017-H16, Cl PT
4.632%, 05/20/66 (A)	12,351	12,454
GNMA, Ser 2018-H04, Cl FJ
2.600%, VAR ICE LIBOR USD 12 Month+0.040%, 03/20/68	127,354	126,691

		5,689,309

NON-AGENCY MORTGAGE-BACKED OBLIGATIONS — 3.5%
Bayview Commercial Asset Trust, Ser 2004-3, Cl A1
2.836%, VAR LIBOR USD 1 Month+0.555%, 01/25/35 (B)	28,320	27,940
CG-CCRE Commercial Mortgage Trust, Ser 2014-FL2, Cl A
4.134%, VAR LIBOR USD 1 Month+1.854%, 11/15/31 (B)	19,907	19,910
Commercial Mortgage Trust, Ser 2006-C8, Cl AJ
5.377%, 12/10/46	678	682
Commercial Mortgage Trust, Ser 2013-CR12, Cl A2
2.904%, 10/10/46	4,817	4,813
CSAIL Commercial Mortgage Trust, Ser 2015-C3, Cl A3
3.447%, 03/15/25	20,000	19,528

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	LOGAN CIRCLE PARTNERS
CORE PLUS FUND
OCTOBER 31, 2018

MORTGAGE-BACKED SECURITIES — continued

	Face Amount	Value
NON-AGENCY MORTGAGE-BACKED OBLIGATIONS — continued
CSMC Mortgage-Backed Trust, Ser 2007-5, Cl 8A2 6.000%, 10/25/24	$17,000	$15,696
DBCCRE Mortgage Trust, Ser 2014-ARCP, Cl A 4.238%, 01/10/34 (B)	100,000	100,238
Deutsche Mortgage Securities Re-REMIC Trust Certificates,
Ser 2007-WM1, Cl A1 3.650%, 06/27/37 (A) (B)	18,303	18,468
First Horizon Mortgage Pass-Through Trust, Ser 2005-AR1, Cl 2A1 3.965%, 04/25/35 (A)	6,891	7,007
FREMF Mortgage Trust, Ser 2013-K24, Cl B 3.620%, 11/25/45 (A) (B)	25,000	24,741
FREMF Mortgage Trust, Ser 2013-K31, Cl C 3.630%, 07/25/46 (A) (B)	25,000	24,501
FRESB Mortgage Trust, Ser 2018-SB50, Cl A10F 3.350%, 04/25/28 (A)	39,970	38,873
GS Mortgage Securities Trust, Ser 2007-GG10, Cl AM 5.770%, 08/10/45 (A)	33,431	33,881
JPMBB Commercial Mortgage Securities Trust, Ser 2014-C25, Cl B 4.347%, 11/15/47 (A)	10,000	10,022
JPMDB Commercial Mortgage Securities Trust, Ser 2017-C5, Cl A3 3.597%, 01/15/24	50,000	49,312
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2005-CB12, Cl AJ
4.987%, 09/12/37 (A)	1,503	1,524
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2007-LDPX, Cl AM
5.464%, 01/15/49 (A)	30,970	30,985
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2018-BCON, Cl A
3.735%, 01/05/31 (B)	30,000	30,092

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	LOGAN CIRCLE PARTNERS
CORE PLUS FUND
OCTOBER 31, 2018

MORTGAGE-BACKED SECURITIES — continued

	Face Amount	Value
NON-AGENCY MORTGAGE-BACKED OBLIGATIONS — continued
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2018-BCON, Cl B
3.756%, 01/05/31 (A) (B)	$25,000	$24,865
JPMorgan Mortgage Trust, Ser 2005-A4, Cl 1A1 4.227%, 07/25/35 (A)	8,679	8,728
LB-UBS Commercial Mortgage Trust, Ser 2005-C7, Cl F 5.350%, 11/15/40 (A)	6,249	6,265
Merrill Lynch Mortgage Investors Trust, Ser 2005-A10, Cl A 2.491%, VAR ICE LIBOR USD 1 Month+0.210%, 02/25/36	9,215	8,859
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2014-C14, Cl C
4.824%, 02/15/47 (A)	35,000	35,464
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2015-C24, Cl C
4.350%, 08/15/47 (A)	25,000	23,736
MortgageIT Trust, Ser 2005-1, Cl 1A1 2.921%, VAR ICE LIBOR USD 1 Month+0.640%, 02/25/35	6,976	6,976
MSCG Trust, Ser 2015-ALDR, Cl A2 3.577%, 06/07/35 (A) (B)	50,000	47,566
Waldorf Astoria Boca Raton Trust, Ser 2016-BOCA, Cl C 4.780%, VAR LIBOR USD 1 Month+2.500%, 06/15/29 (B)	46,000	46,028
WFRBS Commercial Mortgage Trust, Ser 2013-UBS1, Cl A2 2.927%, 03/15/46	10,174	10,163
WFRBS Commercial Mortgage Trust, Ser 2014-C22, Cl B 4.371%, 09/15/57 (A)	30,000	29,997

		706,860

TOTAL MORTGAGE-BACKED SECURITIES
(Cost $6,544,750)		6,396,169

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	LOGAN CIRCLE PARTNERS
CORE PLUS FUND
OCTOBER 31, 2018

CORPORATE OBLIGATIONS — 31.2%

	Face Amount	Value
COMMUNICATION SERVICES — 3.3%
21st Century Fox America 6.150%, 03/01/37	$30,000	$35,958
AT&T 6.000%, 11/15/34 (B)	20,000	20,114
Charter Communications Operating 6.384%, 10/23/35	40,000	41,309
4.908%, 07/23/25	100,000	100,426
Comcast 3.950%, 10/15/25	35,000	34,942
Deutsche Telekom International Finance BV 8.750%, 06/15/30	20,000	26,570
Discovery Communications 6.350%, 06/01/40	55,000	58,461
5.625%, 08/15/19	19,000	19,372
Interpublic Group of Companies 3.750%, 10/01/21	40,000	39,976
NBCUniversal Media 5.950%, 04/01/41	20,000	22,299
Nokia 6.625%, 05/15/39	65,000	67,762
3.375%, 06/12/22	35,000	33,513
Sprint Communications 6.000%, 11/15/22	25,000	25,235
Verizon Communications 4.672%, 03/15/55	30,000	27,078
3.500%, 11/01/24	40,000	39,116
Viacom 6.250%, VAR ICE LIBOR USD 3 Month+3.899%, 02/28/57	35,000	33,495
Vodafone Group 6.150%, 02/27/37	30,000	31,649

		657,275

CONSUMER DISCRETIONARY — 3.8%
Amazon.com 5.200%, 12/03/25	30,000	32,483

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	LOGAN CIRCLE PARTNERS
CORE PLUS FUND
OCTOBER 31, 2018

CORPORATE OBLIGATIONS — continued

	Face Amount	Value
CONSUMER DISCRETIONARY — continued
AutoNation 3.800%, 11/15/27	$5,000	$4,533
BAT Capital 3.557%, 08/15/27 (B)	45,000	41,166
Bayer US Finance 3.375%, 10/08/24 (B)	30,000	28,478
BMW US Capital 3.450%, 04/12/23 (B)	60,000	59,201
Enterprise Development Authority 12.000%, 07/15/24 (B)	50,000	47,625
General Motors 4.875%, 10/02/23	75,000	75,911
General Motors Financial 3.450%, 04/10/22	25,000	24,336
Kohl’s 5.550%, 07/17/45	55,000	51,346
Land O’ Lakes 7.250%, 12/29/49 (B)	65,000	67,438
6.000%, 11/15/22 (B)	40,000	41,251
McDonald’s MTN 3.350%, 04/01/23	40,000	39,339
Newell Brands 5.500%, 04/01/46	65,000	56,035
5.000%, 11/15/23	60,000	59,796
NVR 3.950%, 09/15/22	25,000	24,835
QVC 4.375%, 03/15/23	5,000	4,910
Starbucks 3.800%, 08/15/25	55,000	53,380
Warner Media 4.750%, 03/29/21	40,000	41,049

		753,112

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	LOGAN CIRCLE PARTNERS
CORE PLUS FUND
OCTOBER 31, 2018

CORPORATE OBLIGATIONS — continued

	Face Amount	Value
CONSUMER STAPLES — 2.2%
Altria Group 10.200%, 02/06/39	$40,000	$62,290
9.250%, 08/06/19	28,000	29,326
Constellation Brands 4.400%, 11/15/25	25,000	25,044
Keurig Dr Pepper 4.417%, 05/25/25 (B)	60,000	59,294
4.057%, 05/25/23 (B)	30,000	29,839
Kraft Heinz Foods 4.875%, 02/15/25 (B)	105,000	106,507
4.625%, 01/30/29	20,000	19,507
Reynolds American 8.125%, 05/01/40	25,000	31,602
6.875%, 05/01/20	30,000	31,477
Tyson Foods 3.900%, 09/28/23	40,000	39,955

		434,841

ENERGY — 4.4%
BP Capital Markets America 3.796%, 09/21/25	30,000	29,404
Canadian Oil Sands 7.750%, 05/15/19 (B)	20,000	20,423
4.500%, 04/01/22 (B)	30,000	30,278
Cenovus Energy 6.750%, 11/15/39	10,000	10,680
4.250%, 04/15/27	75,000	70,704
Cimarex Energy 4.375%, 06/01/24	40,000	39,824
Devon Financing 7.875%, 09/30/31	35,000	43,039
Ecopetrol 5.875%, 05/28/45	10,000	9,530
Energy Transfer Operating 6.050%, 06/01/41	45,000	44,227

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	LOGAN CIRCLE PARTNERS
CORE PLUS FUND
OCTOBER 31, 2018

CORPORATE OBLIGATIONS — continued

	Face Amount	Value
ENERGY — continued
EnLink Midstream Partners
5.450%, 06/01/47	$10,000	$8,426
5.050%, 04/01/45	35,000	27,691
EQM Midstream Partners
6.500%, 07/15/48	20,000	20,043
5.500%, 07/15/28	35,000	34,918
Hess
6.000%, 01/15/40	30,000	29,552
MPLX
4.500%, 04/15/38	40,000	35,642
National Oilwell Varco
2.600%, 12/01/22	60,000	56,834
NGPL PipeCo
4.375%, 08/15/22 (B)	20,000	19,750
Petroleos Mexicanos
6.350%, 02/12/48 (B)	15,000	12,447
Petroleos Mexicanos MTN
6.750%, 09/21/47	35,000	30,040
4.625%, 09/21/23	35,000	33,372
Sabine Pass Liquefaction
5.750%, 05/15/24	100,000	105,904
5.000%, 03/15/27	10,000	10,047
Sunoco Logistics Partners Operations
5.400%, 10/01/47	25,000	22,907
Tennessee Gas Pipeline
8.375%, 06/15/32	45,000	55,560
Williams
5.800%, 11/15/43	25,000	25,950
4.550%, 06/24/24	60,000	60,425

		887,617

FINANCIALS — 7.4%
American Express
3.700%, 08/03/23	25,000	24,779
2.200%, 10/30/20	35,000	34,180

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	LOGAN CIRCLE PARTNERS
CORE PLUS FUND
OCTOBER 31, 2018

CORPORATE OBLIGATIONS — continued

	Face Amount	Value
FINANCIALS — continued
Anheuser-Busch InBev Finance
2.650%, 02/01/21	$ 40,000	$ 39,214
Apollo Management Holdings
5.000%, 03/15/48 (B)	35,000	32,832
4.400%, 05/27/26 (B)	40,000	39,382
4.000%, 05/30/24 (B)	10,000	9,871
Athene Global Funding
2.750%, 04/20/20 (B)	30,000	29,603
Athene Holding
4.125%, 01/12/28	40,000	36,683
AXA Equitable Holdings
3.900%, 04/20/23 (B)	25,000	24,713
Bank of America
5.875%, VAR ICE LIBOR USD 3 Month+2.931%, 09/15/66	35,000	33,950
3.366%, VAR ICE LIBOR USD 3 Month+0.810%, 01/23/26	40,000	38,127
Bank of America MTN
4.271%, VAR ICE LIBOR USD 3 Month+1.310%, 07/23/29	25,000	24,646
Bank of Montreal MTN
2.100%, 12/12/19	25,000	24,725
1.900%, 08/27/21	55,000	52,721
Barclays MTN
4.972%, VAR ICE LIBOR USD 3 Month+1.902%, 05/16/29	20,000	19,409
BGC Partners
5.375%, 07/24/23	25,000	25,038
Brighthouse Financial
3.700%, 06/22/27	45,000	38,723
Canadian Imperial Bank of Commerce
3.500%, 09/13/23	75,000	74,023
Carlyle Holdings II Finance
5.625%, 03/30/43 (B)	10,000	9,654
Citigroup
8.125%, 07/15/39	20,000	27,925
4.650%, 07/23/48	35,000	33,800
Citigroup Capital III
7.625%, 12/01/36	15,000	18,777

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	LOGAN CIRCLE PARTNERS
CORE PLUS FUND
OCTOBER 31, 2018

CORPORATE OBLIGATIONS — continued

	Face Amount	Value
FINANCIALS — continued
Credit Suisse Group
6.250%, VAR USD Swap Semi 30/360 5 Year Curr+3.455%, 12/31/49 (B)	$40,000	$38,925
Farmers Exchange Capital III
5.454%, VAR ICE LIBOR USD 3 Month+3.454%, 10/15/54 (B)	35,000	33,856
Goldman Sachs Group
4.223%, VAR ICE LIBOR USD 3 Month+1.301%, 05/01/29	45,000	43,631
3.484%, VAR ICE LIBOR USD 3 Month+1.170%, 05/15/26	15,000	14,951
3.272%, VAR ICE LIBOR USD 3 Month+1.201%, 09/29/25	40,000	37,921
Goldman Sachs Group MTN
4.259%, VAR ICE LIBOR USD 3 Month+1.750%, 10/28/27	25,000	25,778
HSBC Bank
7.650%, 05/01/25	25,000	28,855
HSBC Bank USA, NY
5.875%, 11/01/34	20,000	22,288
ING Bank
5.800%, 09/25/23 (B)	35,000	36,648
Intercontinental Exchange
3.750%, 09/21/28	20,000	19,497
3.450%, 09/21/23	50,000	49,629
JPMorgan Chase
3.875%, 09/10/24	55,000	54,039
KKR Group Finance III
5.125%, 06/01/44 (B)	40,000	38,782
Mercury General
4.400%, 03/15/27	10,000	9,458
Morgan Stanley MTN
3.887%, VAR ICE LIBOR USD 3 Month+1.400%, 10/24/23	30,000	30,548
3.772%, VAR ICE LIBOR USD 3 Month+1.140%, 01/24/29	60,000	56,853
3.750%, 02/25/23	40,000	39,705
Mutual of Omaha Insurance
4.297%, VAR ICE LIBOR USD 3 Month+2.640%, 07/15/54 (B)	15,000	14,887
Pacific Life Insurance
4.300%, VAR ICE LIBOR USD 3 Month+2.796%, 10/24/67 (B)	10,000	8,762
Royal Bank of Canada MTN
2.125%, 03/02/20	30,000	29,604

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	LOGAN CIRCLE PARTNERS
CORE PLUS FUND
OCTOBER 31, 2018

CORPORATE OBLIGATIONS — continued

	Face Amount	Value
FINANCIALS — continued
SunTrust Bank
4.050%, 11/03/25	$30,000	$30,020
Toronto-Dominion Bank MTN
2.125%, 04/07/21	40,000	38,872
Validus Holdings
8.875%, 01/26/40	25,000	35,224
Wells Fargo
3.069%, 01/24/23	35,000	33,912
Wells Fargo MTN
4.750%, 12/07/46	20,000	19,008

		1,484,428

HEALTH CARE — 3.8%
AbbVie
4.250%, 11/14/28	30,000	28,918
2.500%, 05/14/20	45,000	44,412
Anthem
2.500%, 11/21/20	60,000	58,780
AstraZeneca
2.375%, 06/12/22	50,000	47,731
2.375%, 11/16/20	25,000	24,494
Becton and Dickinson
2.894%, 06/06/22	60,000	58,027
Celgene
3.900%, 02/20/28	25,000	23,471
Cigna
3.050%, 10/15/27	15,000	13,380
CVS Health
4.780%, 03/25/38	35,000	33,677
4.300%, 03/25/28	20,000	19,505
4.100%, 03/25/25	70,000	69,154
3.700%, 03/09/23	40,000	39,465
Gilead Sciences
2.550%, 09/01/20	80,000	79,053

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	LOGAN CIRCLE PARTNERS
CORE PLUS FUND
OCTOBER 31, 2018

CORPORATE OBLIGATIONS — continued

	Face Amount	Value
HEALTH CARE — continued
Halfmoon Parent
4.800%, 08/15/38 (B)	$15,000	$14,439
4.375%, 10/15/28 (B)	65,000	63,573
3.200%, 09/17/20 (B)	60,000	59,680
Shire Acquisitions Investments Ireland DAC
1.900%, 09/23/19	75,000	74,073

		751,832

INDUSTRIALS — 1.5%
AerCap Ireland Capital DAC
5.000%, 10/01/21	35,000	35,907
Caterpillar Financial Services MTN
1.350%, 05/18/19	25,000	24,784
Equifax
3.950%, 06/15/23	75,000	74,322
General Electric MTN
5.875%, 01/14/38	40,000	41,296
United Airlines Pass-Through Trust, Ser 2018-1
4.600%, 03/01/26	10,000	10,073
United Technologies
3.950%, 08/16/25	90,000	89,125
3.650%, 08/16/23	30,000	29,719

		305,226

INFORMATION TECHNOLOGY — 1.5%
Avnet
4.875%, 12/01/22	40,000	41,168
Broadcom
3.875%, 01/15/27	50,000	45,912
Dell International
8.350%, 07/15/46 (B)	75,000	87,155
Marvell Technology Group
4.200%, 06/22/23	40,000	39,542
Oracle
2.950%, 05/15/25	50,000	47,423

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	LOGAN CIRCLE PARTNERS
CORE PLUS FUND
OCTOBER 31, 2018

CORPORATE OBLIGATIONS — continued

	Face Amount	Value
INFORMATION TECHNOLOGY — continued
QUALCOMM
2.600%, 01/30/23	$50,000	$47,843

		309,043

MATERIALS — 1.9%
Blue Cube Spinco
10.000%, 10/15/25	75,000	84,937
Braskem Finance
6.450%, 02/03/24	60,000	62,955
CF Industries
5.375%, 03/15/44	85,000	74,800
Freeport-McMoRan
5.450%, 03/15/43	125,000	105,938
New Gold Inc
6.250%, 11/15/22 (B)	30,000	26,100
WestRock MWV
7.375%, 09/01/19	20,000	20,648

		375,378

REAL ESTATE — 0.3%
MPT Operating Partnership
5.500%, 05/01/24	35,000	35,350
Select Income
4.250%, 05/15/24	35,000	33,353

		68,703

UTILITIES — 1.1%
CenterPoint Energy
3.600%, 11/01/21	30,000	29,993
Evergy
5.292%, 06/15/22	25,000	25,901
Exelon
2.850%, 06/15/20	65,000	64,281
Public Service of Colorado
2.250%, 09/15/22	50,000	47,692

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	LOGAN CIRCLE PARTNERS
CORE PLUS FUND
OCTOBER 31, 2018

CORPORATE OBLIGATIONS — continued

	Face Amount	Value
UTILITIES — continued
South Carolina Electric & Gas
4.250%, 08/15/28	$30,000	$29,758
3.500%, 08/15/21	30,000	29,933

		227,558

TOTAL CORPORATE OBLIGATIONS (Cost $6,395,136)		6,255,013

ASSET-BACKED SECURITIES — 16.9%

1345 Avenue of the Americas & Park Avenue Plaza Trust, Ser 2005- 1, Cl A3
5.278%, 08/10/35 (B)	25,000	26,850
AccessLex Institute, Ser 2003-A 3.280%, 07/01/38 (A)	20,311	20,302
AccessLex Institute, Ser 2003-A, Cl A3 3.366%, VAR US Treas Yield Curve Rate T Note Const Mat 3 Month+1.200%, 07/01/38	12,999	12,662
AccessLex Institute, Ser 2006-1, Cl B 2.761%, VAR ICE LIBOR USD 3 Month+0.450%, 08/25/37	29,939	28,719
AccessLex Institute, Ser 2007-A, Cl A3 2.611%, VAR ICE LIBOR USD 3 Month+0.300%, 05/25/36	60,088	59,265
American Tower Trust #1, Ser 2013-13, Cl 2A 3.070%, 03/15/48 (B)	20,000	19,379
Ascentium Equipment Receivables Trust, Ser 2018-1A, Cl A3 3.210%, 09/11/23 (B)	30,000	29,888
Avis Budget Rental Car Funding AESOP, Ser 2016-2A, Cl C 4.830%, 11/20/22 (B)	165,000	165,873
Banc of America Commercial Mortgage Trust, Ser 2007-1, Cl AM 5.416%, 01/15/49 (B)	86,228	86,465
California Republic Auto Receivables Trust, Ser 2015-1, Cl A4 1.820%, 09/15/20	14,065	14,031
Commonbond Student Loan Trust, Ser 2018-BGS, Cl A1 3.560%, 09/25/45 (B)	372,939	370,749
Dryden 61 CLO, Ser 2018-61A 3.597%, 01/17/32	250,000	250,000

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	LOGAN CIRCLE PARTNERS
CORE PLUS FUND
OCTOBER 31, 2018

ASSET-BACKED SECURITIES — continued

	Face Amount	Value
FHLMC Whole Loan Securities Trust, Ser 2016-SC01, Cl 2A
3.500%, 07/25/46	$16,328	$15,695
Finance of America Structured Securities Trust, Ser 2018-HB1, Cl M2
4.087%, 09/25/28 (A) (B)	175,000	175,527
Foursight Capital Automobile Receivables Trust, Ser 2018-1, Cl A3
3.240%, 09/15/22 (B)	100,000	99,604
Galton Funding Mortgage Trust, Ser 2018-1, Cl A43
3.500%, 11/25/57 (A) (B)	76,890	76,224
GS Mortgage Securities II, Ser 2018-GS10, Cl A5
4.155%, 07/10/51 (A)	25,000	25,139
GS Mortgage Securities Trust, Ser 2015-GC34, Cl A4
3.506%, 10/10/48	40,000	39,082
Hilton Grand Vacations Trust, Ser 2014-AA, Cl A
1.770%, 11/25/26 (B)	22,577	22,171
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2014-FL6, Cl B
4.560%, VAR LIBOR USD 1 Month+2.280%, 11/15/31 (B)	89,747	89,913
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2018-WPT, Cl AFX
4.248%, 07/05/33 (B)	25,000	25,600
Morgan Stanley Dean Witter Capital I Trust, Ser 2001-TOP3, Cl E
7.602%, 07/15/33 (A) (B)	38,448	40,354
Nationstar HECM Loan Trust, Ser 2017-2A, Cl A1
2.038%, 09/25/27 (A) (B)	44,313	43,994
NovaStar Mortgage Funding Trust, Ser 2003-3, Cl A1
2.991%, VAR ICE LIBOR USD 1 Month+0.710%, 12/25/33	17,928	17,825
OBX Trust, Ser 2018-1, Cl A2
2.931%, VAR ICE LIBOR USD 1 Month+0.650%, 06/25/57 (B)	80,868	80,657
Orange Lake Timeshare Trust, Ser 2018-A, Cl A
3.100%, 11/08/30 (B)	367,352	361,248
Renaissance Home Equity Loan Trust, Ser 2005-4, Cl A3
5.565%, 02/25/36	4,668	4,659
Seasoned Loans Structured Transaction Trust, Ser 2018-1, Cl A1
3.500%, 06/25/28	96,662	96,644
SLM Private Credit Student Loan Trust, Ser 2004-B, Cl A3
2.664%, VAR ICE LIBOR USD 3 Month+0.330%, 03/15/24	23,308	23,287
Sofi Consumer Loan Program Trust, Ser 2017-3, Cl A
2.770%, 05/25/26 (B)	84,383	83,553

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	LOGAN CIRCLE PARTNERS
CORE PLUS FUND
OCTOBER 31, 2018

ASSET-BACKED SECURITIES — continued

	Face Amount	Value
Sofi Consumer Loan Program Trust, Ser 2017-6, Cl A2
2.820%, 11/25/26 (B)	$100,000	$98,361
Sofi Consumer Loan Program Trust, Ser 2017-6, Cl C
4.020%, 11/25/26 (B)	115,000	112,375
Sofi Consumer Loan Program Trust, Ser 2018-2, Cl A2
3.350%, 04/26/27 (B)	150,000	149,456
SoFi Professional Loan Program, Ser 2014-B, Cl A2
2.550%, 08/27/29 (B)	174,924	173,129
SoFi Professional Loan Program, Ser 2016-D, Cl A2B
2.340%, 04/25/33 (B)	305,000	295,439
South Carolina Student Loan, Ser 2015-A, Cl A
3.781%, VAR ICE LIBOR USD 1 Month+1.500%, 01/25/36	64,400	64,894
Towd Point Mortgage Trust, Ser 2018-2, Cl A1
3.250%, 03/25/58 (A) (B)	94,377	92,819

TOTAL ASSET-BACKED SECURITIES (Cost $3,406,465)		3,391,832

U.S. TREASURY OBLIGATIONS — 15.4%

U.S. Treasury Bonds
3.125%, 05/15/48	455,000	431,504
3.000%, 02/15/48 to 08/15/48	570,000	527,065
U.S. Treasury Notes
3.000%, 09/30/25 to 10/31/25	300,000	298,507
2.875%, 10/15/21 to 08/15/28	1,835,000	1,818,001

TOTAL U.S. TREASURY OBLIGATIONS (Cost $3,101,714)		3,075,077

U.S. GOVERNMENT AGENCY OBLIGATION — 2.2%

FHLB DN
2.183%, 11/09/18(C)	445,000	444,785

(Cost $444,784)		444,785

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	LOGAN CIRCLE PARTNERS
CORE PLUS FUND
OCTOBER 31, 2018

LOAN PARTICIPATIONS — 0.5%

	Face Amount	Value
MacDermid, Term Loan, 1st Lien
4.273%, VAR LIBOR+3.000%, 06/07/23	$20,361	$20,365
Marriott Ownership Resorts, Term Loan B
4.492%, 08/08/25	17,500	17,544
SS&C Technologies Holdings, Term B-3 Loan, 1st Lien
4.492%, 04/16/25 (A)	25,000	24,861
Sunguard Availability Services Capital, Term Loan
0.370%, 10/01/22	33,654	32,497

TOTAL LOAN PARTICIPATIONS (Cost $95,940)		95,267

MUNICIPAL BONDS — 0.4%

GEORGIA — 0.4%
Municipal Electric Authority of Georgia, Ser 2010-A, RB
7.055%, 04/01/57	40,000	44,354
6.637%, 04/01/57	30,000	32,467

TOTAL MUNICIPAL BONDS (Cost $86,815)		76,821

TOTAL INVESTMENTS — 98.5% (Cost $20,075,604)		$19,734,964

Open futures contracts held by the Fund at October 31, 2018 are as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Notional Amount	Value	Unrealized Depreciation
U.S. 5-Year
Treasury Note	3	Dec-2018	$340,148	$337,148	$(3,000)
U.S. 10-Year
Treasury Note	8	Dec-2018	955,132	947,500	(7,632)

			$1,295,280	$1,284,648	$(10,632)

Percentages are based on Net Assets of $20,036,054.
(A)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	LOGAN CIRCLE PARTNERS
CORE PLUS FUND
OCTOBER 31, 2018

(B)

Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” The total value of these securities at October 31, 2018 was $4,236,650 and represents 21.1% of Net Assets.

(C)	Zero coupon security. The rate reported on the Schedule of Investments is the effective yield at time of purchase.

Cl — Class

CLO — Collateralized Loan Obligation

DN — Discount Note

FHLB — Federal Home Loan Bank

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

GNMA — Government National Mortgage Association

ICE — Intercontinental Exchange

IO — Interest Only - face amount represents notional amount

LIBOR — London Interbank Offered Rates

MTN — Medium Term Note

RB — Revenue Bond

Re-REMIC — Resecuritization of Real Estate Investment Conduit

Ser — Series

TBA — To Be Announced

USD — U.S. Dollar

VAR — Variable Rate

The following is a list of the level of inputs used as of October 31, 2018, in valuing the Fund’s investments and other financial instruments carried at value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Mortgage-Backed Securities	$—	$6,396,169	$—	$6,396,169
Corporate Obligations	—	6,255,013	—	6,255,013
Asset-Backed Securities	—	3,391,832	—	3,391,832
U.S. Treasury Obligations	—	3,075,077	—	3,075,077
U.S. Government Agency Obligation	—	444,785	—	444,785
Loan Participations	—	95,267	—	95,267
Municipal Bonds	—	76,821	—	76,821

Total Investments in Securities	$—	$19,734,964	$—	$19,734,964

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	LOGAN CIRCLE PARTNERS
CORE PLUS FUND
OCTOBER 31, 2018

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts*
Unrealized Depreciation	$ (10,632)	$ –	$ –	$ (10,632)

Total Other Financial
Instruments	$ (10,632)	$ –	$ –	$ (10,632)

* Futures are valued at the unrealized depreciation on the instrument.

For the year ended October 31, 2018, there were no transfers between Level 1, Level 2 and Level 3 assets and liabilities. All transfers, if any, are recognized by the Fund at the end of the period. For more information on valuation inputs, see Note 2 – Significant Accounting Policies in the Notes to

Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	LOGAN CIRCLE PARTNERS
CORE PLUS FUND
OCTOBER 31, 2018

STATEMENT OF ASSETS AND LIABILITIES
Assets:
Investments, at Value (Cost $20,075,604)	$19,734,964
Cash Equivalents	4,227,783
Foreign Currency, at Value (Cost $238)	225
Receivable for Investment Securities Sold	2,493,381
Receivable for Capital Shares Sold	533,400
Dividends and Interest Receivable	92,259
Receivable from Investment Adviser	25,671
Prepaid Expenses	25,309
Reclaims Receivable	30

Total Assets	27,133,022

Liabilities:
Payable for Investment Securities Purchased	7,006,388
Payable due to Administrator	9,342
Payable due to Trustees	3,931
Chief Compliance Officer Fees Payable	2,050
Other Accrued Expenses	75,257

Total Liabilities	7,096,968

Net Assets	$20,036,054

NET ASSETS CONSIST OF:
Paid-in Capital	$20,655,692
Total distributable loss	(619,638)

Net Assets	$20,036,054

I Class Shares
Net Assets	$20,035,948
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	2,098,345

Net Asset Value, Offering and Redemption Price Per Share	$9.55

R Class Shares
Net Assets	$106
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	11

Net Asset Value, Offering and Redemption Price Per Share	$9.52*

*     Net Assets divided by Shares do not calculate to the stated NAV because Net Assets are shown rounded.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	LOGAN CIRCLE PARTNERS
CORE PLUS FUND
FOR THE YEAR ENDED
OCTOBER 31, 2018

STATEMENT OF OPERATIONS

Investment Income
Interest	$425,155

Total Investment Income	425,155

Expenses
Administration Fees - (Note 4)	110,000
Investment Advisory Fees - (Note 5)	51,758
Trustees’ Fees	13,935
Chief Compliance Officer Fees - (Note 3)	5,725
Transfer Agent Fees - (Note 4)	68,440
Pricing Fees	45,205
Legal Fees	35,156
Registration Fees	33,601
Audit Fees	26,600
Printing Fees	10,303
Custodian Fees - (Note 4)	10,080
Insurance and Other Expenses	11,399

Total Expenses	422,202

Less:
Investment Advisory Fees Waived	(51,758)
Reimbursement of Expense from Investment Advisor	(312,223)

Net Expenses	58,221

Net Investment Income	366,934

Net Realized Gain (Loss) on:
Investments	(193,285)
Futures Contracts	3,767
Foreign Currency Transactions	(5,923)

Net Realized Loss	(195,441)

Net Change in Unrealized Appreciation (Depreciation) on:
Investments	(413,883)
Futures Contracts	(10,632)
Foreign Currency Translation	(7)

Net Change in Unrealized Depreciation	(424,522)

Net Realized and Unrealized Loss on Investments, Futures Contracts and Foreign Currency Transactions	(619,963)

Net Decrease in Net Assets Resulting from Operations	$(253,029)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	LOGAN CIRCLE PARTNERS
CORE PLUS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended October 31, 2018	Year Ended October 31, 2017
Operations:
Net Investment Income	$366,934	$260,041
Net Realized Loss on Investments, Futures Contracts and Foreign Currency Transactions	(195,441)	(52,446)
Net Change in Unrealized Appreciation (Depreciation) on Investments and Foreign Currency Translation	(424,522)	50,413

Net Increase (Decrease) in Net Assets Resulting from Operations	(253,029)	258,008

Distributions(1)
I Class	(367,847)	(376,967)
R Class	(4)	(5)

Total Distributions	(367,851)	(376,972)

Capital Share Transactions:
I Class:
Issued	7,289,092	13,000,044
Reinvestment of Dividends	367,847	376,966
Redeemed	(101)	(10,776,077)

Increase from I Class Shares Capital Share Transactions	7,656,838	2,600,933

R Class:
Issued	—	44
Reinvestment of Dividends	3	4
Redeemed	(42)	(43)

Increase/(Decrease) from R Class Shares Capital Share Transactions	(39)	5

Net Increase in Net Assets from Capital Share Transactions	7,656,799	2,600,938

Total Increase in Net Assets	7,035,919	2,481,974

Net Assets:
Beginning of Year	13,000,135	10,518,161

End of Year(2)	$20,036,054	$13,000,135

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	LOGAN CIRCLE PARTNERS
CORE PLUS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended October 31, 2018	Year Ended October 31, 2017
Shares Issued and Redeemed:
I Class:
Issued	761,249	1,292,110
Reinvestment of Dividends	37,724	38,276
Redeemed	(10)	(1,071,064)

Increase in Shares Outstanding from I Class Share Transactions	798,963	259,322

R Class:
Issued	—	4
Reinvestment of Dividends	—	—
Redeemed	(4)	(4)

Decrease in Shares Outstanding from R Class Share Transactions	(4)	—

Net Increase in Shares Outstanding from Share Transactions	798,959	259,322

Amounts designated as “—” are $0 have been rounded to $0.

(1)	Current year presentation of distributions conforms with S-X Disclosure Simplification. Prior year distributions have been consolidated to conform with S-X Disclosure Simplification (see Note 10).
(2)	Includes undistributed net investment income of $27,880 in 2017. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	LOGAN CIRCLE PARTNERS
CORE PLUS FUND

FINANCIAL HIGHLIGHTS

Selected per share data & ratios

For a share outstanding throughout the year/period

	I Class Shares

	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016	Period Ended October 31, 2015(1)
Net Asset Value, Beginning of Year/Period	$10.00	$10.11	$9.85	$10.00

Income from Operations:
Net Investment Income (2)	0.28	0.24	0.24	0.15
Net Realized and Unrealized Gain (Loss) on
Investments	(0.45)	(0.01)	0.28	(0.17)

Total from Operations	(0.17)	0.23	0.52	(0.02)

Dividends and Distributions from:
Net Investment Income	(0.28)	(0.26)	(0.26)	(0.13)
Net Realized Gains	—	(0.08)	—	—

Total Dividends and Distributions	(0.28)	(0.34)	(0.26)	(0.13)

Net Asset Value, End of Year/Period	$9.55	$10.00	$10.11	$9.85

Total Return †	(1.73)%	2.43%	5.32%	(0.16)%

Ratios and Supplemental Data
Net Assets, End of Year/Period (Thousands)	$20,036	$13,000	$10,518	$9,983
Ratio of Expenses to Average Net Assets (including waivers, reimbursements, excluding fees paid indirectly)	0.45%	0.45%	0.45%	0.45%*	*
Ratio of Expenses to Average Net Assets (excluding waivers, reimbursements and fees paid indirectly)	3.26%	3.69%	3.97%	4.72%*	*
Ratio of Net Investment Income to Average Net Assets	2.84%	2.41%	2.43%	1.85%*	*
Portfolio Turnover Rate	311%	391%	508%	798%***

Amounts designated as “—” are $0 or round to $0.
(1)	The Fund’s I Class Shares commenced operations on December 31, 2014.
(2)	Per share calculations were performed using average shares method.
**	Annualized.
***	Portfolio turnover is for the period indicated and has not been annualized.
†

Total return is for the period indicated and has not been annualized. Return shown does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return would have been lower had the Adviser not waived its fee and/or reimbursed other expenses.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	LOGAN CIRCLE PARTNERS
CORE PLUS FUND

FINANCIAL HIGHLIGHTS

Selected per share data & ratios

For a share outstanding throughout the year/period

	R Class Shares

	Year Ended October 31, 2018		Year Ended October 31, 2017		Year Ended October 31, 2016		Period Ended October 31, 2015(1)
Net Asset Value, Beginning of Year/Period	$9.98		$10.12		$9.86		$10.00

Income from Operations:
Net Investment Income (2)	0.27		0.24		0.24		0.15
Net Realized and Unrealized Gain (Loss) on
Investments	(0.45)		(0.04)		0.28		(0.15)

Total from Operations	(0.18)		0.20		0.52		—

Dividends and Distributions from:
Net Investment Income	(0.28)		(0.26)		(0.26)		(0.14)
Net Realized Gains	—		(0.08)		—		—

Total Dividends and Distributions	(0.28)		(0.34)		(0.26)		(0.14)

Net Asset Value, End of Year/Period	$9.52		$9.98		$10.12		$9.86

Total Return †	(1.83)%		2.13%		5.31%		0.05%

Ratios and Supplemental Data
Net Assets, End of Year/Period (Thousands)	$—		$—		$—		$—
Ratio of Expenses to Average Net Assets (including waivers, reimbursements, excluding fees paid indirectly)	0.45%	‡	0.45%	‡	0.45%	‡	0.45%**	‡
Ratio of Expenses to Average Net Assets (excluding waivers, reimbursements and fees paid indirectly)	3.26%		2.49%		3.97%		4.72%**
Ratio of Net Investment Income to Average Net Assets	2.79%		2.43%		2.44%		1.85%**
Portfolio Turnover Rate	311%		391%		508%		798%***

Amounts designated as “—” are $0 or round to $0.
(1)	The Fund’s R Class Shares commenced operations on December 31, 2014.
(2)	Per share calculations were performed using average shares method.
**	Annualized.
***	Portfolio turnover is for the period indicated and has not been annualized.
†

Total return is for the period indicated and has not been annualized. Return shown does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return would have been lower had the Adviser not waived its fee and/or reimbursed other expenses.

‡	The Share Class is expected to run at the expense limit of 0.70% when assets are contributed.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	LOGAN CIRCLE PARTNERS
CORE PLUS FUND
OCTOBER 31, 2018

NOTES TO FINANCIAL STATEMENTS

1. Organization:

The Advisors’ Inner Circle Fund III (the “Trust”) is organized as a Delaware statutory trust under an Agreement and Declaration of Trust dated December 4, 2013. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 23 funds. The financial statements herein are those of the Logan Circle Partners Core Plus Fund (the “Fund”). The Fund is diversified and its investment objective is to seek to maximize capital appreciation and income. The Fund invests in a portfolio of investment grade, U.S. fixed income securities of any maturity or duration. The Fund also may invest up to 20% of its net assets in any combination of high yield bonds (also known as “junk bonds”) and non-U.S. fixed income securities, including emerging market bonds. The financial statements of the remaining funds of the Trust are presented separately. The assets of each fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held.

2. Significant Accounting Policies:

The following are significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund. The Fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).

Use of Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 pm ET if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If available, debt securities are priced based upon

THE ADVISORS’ INNER CIRCLE FUND III	LOGAN CIRCLE PARTNERS
CORE PLUS FUND
OCTOBER 31, 2018

valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. On the first day a new debt security purchase is recorded, if a price is not available on the automated pricing feeds from our primary and secondary pricing vendors nor is it available from an independent broker, the security may be valued at its purchase price. Each day thereafter, the debt security will be valued according to the Trust’s fair value procedures until an independent source can be secured. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value provided that it is determined the amortized cost continues to approximate fair value. Should existing credit, liquidity or interest rate conditions in the relevant markets and issuer specific circumstances suggest that amortized cost does not approximate fair value, then the amortized cost method may not be used.

Securities for which market prices are not “readily available” are valued in accordance with fair value procedures established by the Fund’s Board of Trustees (the “Board”). The Fund’s fair value procedures are implemented through a fair value committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using fair value procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government imposed restrictions. When a security is valued in accordance with the fair value procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. As of October 31, 2018, there were no fair valued securities.

In accordance with the authoritative guidance on fair value measurement under U.S. GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an

THE ADVISORS’ INNER CIRCLE FUND III	LOGAN CIRCLE PARTNERS
CORE PLUS FUND
OCTOBER 31, 2018

orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

•

Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in inactive markets, etc.); and

•	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

For the year ended October 31, 2018, there have been no significant changes to the Fund’s fair valuation methodology. For details of the investment classifications, refer to the Schedule of Investments.

Federal Income Taxes — It is the Fund’s intention to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., all open tax year ends,

THE ADVISORS’ INNER CIRCLE FUND III	LOGAN CIRCLE PARTNERS
CORE PLUS FUND
OCTOBER 31, 2018

since inception), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the year ended October 31, 2018, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended October 31, 2018, the Fund did not incur any interest or penalties.

Security Transactions and Investment Income — Security transactions are accounted for on trade date. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Dividend income is recorded net of unrecoverable withholding tax. Interest income and expense is recorded on an accrual basis. Interest income is recognized on the accrual basis from settlement date and includes the amortization of premiums and the accretion of discount. Realized gains (losses) on paydowns of mortgage-backed and asset-backed securities are recorded as an adjustment to interest income.

Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Fund does not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gains and losses on investments on the Statement of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.

Expenses — Expenses that are directly related to the Fund are charged to the Fund. Other operating expenses of the Trust are prorated to the funds based on the number of funds and/or relative net assets.

Classes — Class specific expenses are borne by that class of shares. Income, realized and unrealized gains (losses), and non-class specific expenses are allocated to the respective class on the basis of relative daily net assets.

THE ADVISORS’ INNER CIRCLE FUND III	LOGAN CIRCLE PARTNERS
CORE PLUS FUND
OCTOBER 31, 2018

Dividends and Distributions to Shareholders — The Fund will distribute its net investment income quarterly. Distributions from net realized capital gains, if any, are declared and paid annually. All distributions are recorded on ex-dividend date.

Cash Equivalents — Idle cash may be swept into various money market sweep accounts and is classified as cash equivalents on the Statement of Assets and Liabilities. The Fund maintains cash in bank deposit accounts which, at times, may exceed United States federally insured limits. Amounts invested are available on the same business day.

Futures Contracts — To the extent consistent with its investment objective and strategies, the Fund uses futures contracts for tactical hedging purposes as well as to enhance the Fund’s return. Initial margin deposits of cash or securities are made upon entering into futures contracts. Variation margin payments are paid or received, depending upon whether unrealized gains or losses are incurred. The cumulative appreciation (depreciation) of futures contracts is included on the Statement of Assets and Liabilities as net unrealized appreciation (depreciation) on futures contracts.

When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the amount invested in the futures contract. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are found on the Statement of Operations as a component of net realized gain (loss) on futures contracts and net change in unrealized appreciation (depreciation) on futures contracts, respectively.

Risks of entering into futures contracts include the possibility that there will be an imperfect price correlation between the futures and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a position prior to its maturity date. Third, the futures contract involves the risk that the Fund could lose more than the original margin deposit required to initiate a futures transaction. Finally, the risk exists that losses could exceed amounts disclosed on the Statement of Assets and Liabilities. Refer to the Fund’s Schedule of Investments for details regarding open futures contracts as of October 31, 2018.

For the year ended October 31, 2018, the average balance of futures contracts as presented in the table below, is representative of the volume of activity for this derivative type during the period:

THE ADVISORS’ INNER CIRCLE FUND III	LOGAN CIRCLE PARTNERS
CORE PLUS FUND
OCTOBER 31, 2018

Average Monthly Notional Value Balance Long:    $216,338

3. Transactions with Affiliates:

Certain officers of the Trust are also employees of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust, other than the Chief Compliance Officer (“CCO”) as described below, for serving as officers of the Trust.

A portion of the services provided by the CCO and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s advisors and service providers, as required by SEC regulations. The CCO’s services and fees have been approved by, and are reviewed by, the Board.

4. Administration, Distribution, Shareholder Servicing, Custodian and Transfer Agent Agreements:

The Fund and the Administrator are parties to an Administration Agreement under which the Administrator provides management and administrative services to the Fund. For these services, the Administrator is paid an asset-based fee, which will vary depending on the number of share classes and the average daily net assets of the Fund. For the year ended October 31, 2018, the Fund paid $110,000 for these services.

The Fund has adopted a shareholder servicing plan that provides that the Fund may pay financial intermediaries for shareholder services in an annual amount not to exceed 0.25% based on the Fund’s R Class Shares’ average net assets. For the year ended October 31, 2018, the R Class Shares incurred no shareholder servicing fees.

The Trust and the Distributor are parties to a Distribution Agreement. The Distributor receives no fees under the Agreement.

Brown Brothers Harriman & Co. acts as custodian (the “Custodian”) for the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Trust.

THE ADVISORS’ INNER CIRCLE FUND III	LOGAN CIRCLE PARTNERS
CORE PLUS FUND
OCTOBER 31, 2018

5. Investment Advisory Agreement:

Under the terms of an investment advisory agreement, Logan Circle Partners, L.P., (the “Adviser”) provides investment advisory services to the Fund at a fee, which is calculated daily and paid monthly at an annual rate of 0.40% of the Fund’s average daily net assets. The Adviser has contractually agreed to reduce fees and/ or reimburse expenses to the extent necessary to keep the total annual Fund operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses (collectively, “excluded expenses”)) from exceeding 0.45% of the Fund’s I Class Shares’ average daily net assets and 0.70% of the Fund’s R Class Shares’ average daily net assets until February 28, 2019. This Agreement may be terminated: (i) by the Board, for any reason at any time; or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on February 28, 2019. In addition, if at any point it becomes unnecessary for the Adviser to reduce fees or make expense reimbursements, the Adviser may retain the difference between the total annual operating expenses and the aforementioned expense limitations to recapture all or a portion of its prior expense limitation reimbursements made during the preceding three-year period. As of October 31, 2018, fees which were previously waived and/or reimbursed by the Adviser which may be subject to possible future reimbursement to the Adviser were $353,259, expiring in 2019, $349,911, expiring in 2020, and $363,981, expiring in 2021. The Adviser is a wholly owned subsidiary of MetLife, Inc., a publicly held company.

6. Investment Transactions:

The cost of security purchases and the proceeds from security sales, other than short-term investments, for the year ended October 31, 2018, were as follows:

	U.S. Government	Non-U.S. Government	Total
Purchases	$36,062,249	$10,559,054	$46,621,303
Sales	32,889,222	6,398,243	39,287,465

7. Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences

THE ADVISORS’ INNER CIRCLE FUND III	LOGAN CIRCLE PARTNERS
CORE PLUS FUND
OCTOBER 31, 2018

may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or paid-in capital, as appropriate, in the period that the differences arise.

Permanent book and tax basis differences which are primarily attributable to paydown gains and losses on investments and foreign currency investments have been reclassified to/from the following accounts during the year ended October 31, 2018:

Undistributed Net Investment Income	Accumulated Realized Loss
$12,660	$(12,660)

These reclassifications have no impact on net assets or net asset value per share.

The tax character of dividends and distributions declared during the years ended October 31, 2018 and 2017 were as follows:

Ordinary Income
2018	$ 367,851
2017	376,972

As of October 31, 2018, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	$ 39,623
Capital Loss Carryforwards Short-Term	(296,242)
Unrealized Depreciation	(363,018)
Other Temporary Differences	(1)

Total Accumulated Losses	$ (619,638)

For Federal income tax purposes, capital losses incurred may be carried forward and applied against future capital gains. Such capital losses retain their character as either short-term or long-term capital losses. As of October 31, 2018, Capital loss carryforwards for the Fund were short-term losses of $285,438 and long-term losses of $10,804. Capital loss carry forwards are subject to IRC Section 382 limitation.

For Federal income tax purposes the difference between Federal tax cost and book cost primarily relates to wash sales, which cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years. The

THE ADVISORS’ INNER CIRCLE FUND III	LOGAN CIRCLE PARTNERS
CORE PLUS FUND
OCTOBER 31, 2018

Federal tax cost and aggregate gross unrealized appreciation and depreciation for the investments held by the Fund at October 31, 2018, were as follows:

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized Depreciation
$21,382,617	$16,941	$(379,959)	$(363,018)

8. Other:

At October 31, 2018, 100% of I Class Shares total shares outstanding were held by one record related party shareholder and 100% of R Class Shares total shares outstanding were held by three record shareholders, owning 10% or greater of the aggregate total shares outstanding.

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

9. Concentration/Risks:

The principal risks affecting shareholders’ investments in the Fund are set forth below.

Asset-Backed Securities Risk — Payment of principal and interest on asset backed securities is dependent largely on the cash flows generated by the assets backing the securities, and asset-backed securities may not have the benefit of any security interest in the related assets.

Call Risk — The risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk — The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation. A decline in the credit rating of an individual security held by the Fund may have an adverse impact on its price. Rating agencies might not always change their credit rating on an issuer or security in a timely manner to reflect events that could affect the issuer’s ability to make timely payments on its obligations.

THE ADVISORS’ INNER CIRCLE FUND III	LOGAN CIRCLE PARTNERS
CORE PLUS FUND
OCTOBER 31, 2018

Currency Risk — As a result of the Fund’s investments in securities or other investments denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected.

Derivatives Risk — The Fund’s use of futures contracts, forward contracts and swaps is subject to market risk, leverage risk, correlation risk and liquidity risk. Market risk and liquidity risk are described below. Leverage risk is the risk that the use of leverage may amplify the effects of market volatility on the Fund’s share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The Fund’s use of forward contracts and swaps is also subject to credit risk and valuation risk. Credit risk is described above. Valuation risk is the risk that the derivative may be difficult to value and/or valued incorrectly. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument.

Emerging Markets Securities Risk — Investments in emerging markets securities are considered speculative and subject to heightened risks in addition to the general risks of investing in foreign securities. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed. In addition, the securities markets of emerging market countries may consist of companies with smaller market capitalizations and may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.

Extension Risk — The risk that rising interest rates may extend the duration of a fixed income security, typically reducing the security’s value.

Fixed Income Market Risk — The prices of the Fund’s fixed income securities respond to regulatory and economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. Events in the fixed

THE ADVISORS’ INNER CIRCLE FUND III	LOGAN CIRCLE PARTNERS
CORE PLUS FUND
OCTOBER 31, 2018

income markets may lead to periods of volatility, liquidity issues and, in some cases, credit downgrades and increased likelihood of default.

Foreign Company Risk — Investing in foreign companies poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the U.S. Securities of foreign companies may not be registered with the U.S. Securities and Exchange Commission (the “SEC”) and foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publically available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which would reduce income received from the securities comprising the Fund’s portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers.

Hedging Risk — The Fund may use derivative instruments for hedging purposes. Hedging through the use of these instruments does not eliminate fluctuations in the underlying prices of the securities that the Fund owns or intends to purchase or sell. While entering into these instruments tends to reduce the risk of loss due to a decline in the value of the hedged asset, such instruments also limit any potential gain that may result from the increase in value of the asset. There can be no assurance that any hedging strategy will be effective or that there will be a hedge in place at any given time.

High Yield Bond Risk — High yield, or “junk,” bonds involve greater risks of default or downgrade and are more volatile than investment grade securities because the prospect for repayment of principal and interest of many of these securities is speculative. High-yield bonds also may be less liquid than higher quality investments.

Interest Rate Risk — The risk that the value of fixed income securities, including U.S. Government securities, will fall due to rising interest rates. Risks associated with rising interest rates are heightened given that interest rates in the U.S. are at, or near, historic lows.

Issuer Risk — The risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk — Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or

THE ADVISORS’ INNER CIRCLE FUND III	LOGAN CIRCLE PARTNERS
CORE PLUS FUND
OCTOBER 31, 2018

give up an investment opportunity, any of which could have a negative effect on Fund management or performance.

Market Risk — The risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. From time to time, certain investments held by the Fund may have limited marketability and may be difficult to value and sell at favorable times or prices.

Mortgage-Backed Securities Risk — Mortgage-backed securities are affected by, among other things, interest rate changes and the possibility of prepayment of the underlying mortgage loans. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations. TBA Transactions involve the additional risk that the value of the mortgage-backed securities to be purchased declines prior to settlement date or the counterparty does not deliver the securities as promised.

Portfolio Turnover Risk — The Fund may buy and sell securities frequently. Such a strategy often involves higher expenses, including brokerage commissions, and may increase the amount of capital gains (in particular, short term gains) realized by the Fund. Shareholders may pay tax on such capital gains and will indirectly incur additional expenses related to a fund with a higher portfolio turnover rate.

Prepayment Risk — The risk that, with declining interest rates, fixed income securities with stated interest rates may have the principal paid earlier than expected. Such sooner-than-expected principal payments may reduce the returns of the Fund because of loss of expected future interest payments on the principal amount paid back early and requires the Fund to invest the proceeds at generally lower interest rates.

Privately Issued Securities Risk — Investment in privately placed securities may be less liquid than in publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that might be applicable if their securities were publicly traded.

Unrated Securities Risk — Debt securities that are not rated by Moody’s, S&P or Fitch may not have an active trading market or may be difficult to value, which means the Fund might have difficulty selling them promptly at an acceptable price.

THE ADVISORS’ INNER CIRCLE FUND III	LOGAN CIRCLE PARTNERS
CORE PLUS FUND
OCTOBER 31, 2018

The foregoing is not intended to be a complete discussion of the risks associated with investing in the Fund. A more complete description of risks associated with the Fund is included in the prospectus and statement of additional information.

10. Regulatory Matters:

On August 17, 2018, the SEC adopted amendments to Regulation S-X. These changes are effective for periods after November 5, 2018. The updates to Registered Investment Companies were mainly focused on simplifying the presentation of distributable earnings by eliminating the need to present the components of distributable earnings on a book basis in the Statement of Assets & Liabilities. The update also impacted the presentation of undistributed net investment income and distribution to shareholders on the Statement of Changes in Net Assets. The amounts presented in the current Statement of Changes in Net Assets represent the aggregated total distributions of net investment income and realized capital gains, except for distributions classified as return of capital which are still presented separately. The disaggregated amounts from the prior fiscal year are broken out below if there were both distributions from net investment income and realized capital gains. Otherwise, the amount on the current Statement of Changes for the prior fiscal year end represents distributions of net investment income:

	I Class	R Class
Net Investment Income	$(292,098)	$(4)
Net Realized Gains	(84,869)	(1)

Total Distributions	$(376,967)	$(5)

11. New Accounting Pronouncements:

In August 2018, The FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820). The new guidance includes additions and modifications to disclosures requirements for fair value measurements. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. At this time, management is currently evaluating the impact of this new guidance on the financial statements and disclosures.

12. Subsequent Events:

The Fund has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures and/or adjustments were required to the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	LOGAN CIRCLE PARTNERS
CORE PLUS FUND
OCTOBER 31, 2018

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Logan Circle Partners Core Plus Fund and the Board of Trustees of The Advisors’ Inner Circle Fund III:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Logan Circle Partners Core Plus Fund, one of the funds constituting The Advisors’ Inner Circle Fund III (the “Fund”), as of October 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the two years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Logan Circle Partners Core Plus Fund as of October 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended in conformity with accounting principles generally accepted in the United States of America. The financial highlights of the Fund for the years ended October 31, 2016, 2015, and for the period from July 25, 2014 (commencement of operations) to October 31, 2014, respectively, were audited by other auditors whose report, dated December 22, 2016, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose

THE ADVISORS’ INNER CIRCLE FUND III	LOGAN CIRCLE PARTNERS
CORE PLUS FUND
OCTOBER 31, 2018

of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

December 26, 2018

We have served as the auditor of one or more of The Advisors’ Inner Circle Fund III investment companies since 2017.

THE ADVISORS’ INNER CIRCLE FUND III	LOGAN CIRCLE PARTNERS
OCTOBER 31, 2018

DISCLOSURE OF FUND EXPENSES (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for fund management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (May 1, 2018 to October 31, 2018).

The table on the next page illustrates your Fund’s costs in two ways:

• Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your ending starting account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

• Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expense Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

THE ADVISORS’ INNER CIRCLE FUND III	LOGAN CIRCLE PARTNERS
OCTOBER 31, 2018

DISCLOSURE OF FUND EXPENSES (Unaudited)

NOTE: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 5/1/18	Ending Account Value 10/31/18	Annualized Expense Ratios	Expenses Paid During Period*
Logan Circle Partners Core Plus Fund
Actual Fund Return
I Class Shares	$1,000.00	$998.80	0.45%	$2.27
R Class Shares	1,000.00	998.80	0.45%(1)	2.27
Hypothetical 5% Return
I Class Shares	$1,000.00	$1,022.94	0.45%	$2.29
R Class Shares	1,000.00	1,021.68	0.70%	3.57

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
(1)	The share class is expected to run at the expense limit of 0.70% when assets are contributed.

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THE ADVISORS’ INNER CIRCLE FUND III	LOGAN CIRCLE PARTNERS
CORE PLUS FUND
OCTOBER 31, 2018

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND III (Unaudited)

Set forth below are the names, years of birth, positions with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Trustees.” Mr.

Name and Year of Birth	Position with Trust and Length of Time Served[1]	Principal Occupation in the Past Five Years

INTERESTED TRUSTEES3 4

William M. Doran (Born: 1940)	Chairman of Board of Trustees (Since 2014)	Self-Employed Consultant since 2003. Partner at Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003. Counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor.

INDEPENDENT TRUSTEES[3]

JON C. HUNT (Born: 1951)	Trustee (Since 2014)	Retired since 2013. Consultant to Management, Convergent Capital Management, LLC (“CCM”) from 2012 to 2013. Managing Director and Chief Operating Officer, CCM from 1998 to 2012.

THOMAS P. LEMKE (Born: 1954)	Trustee (Since 2014)	Retired since 2013. Executive Vice President and General Counsel, Legg Mason, Inc. from 2005 to 2013.

JAY NADEL (Born: 1958)	Trustee (Since 2016)	Self-Employed Consultant since 2004. Executive Vice President, Bank of New York Broker Dealer from 2002 to 2004. Partner/Managing Director, Weiss Peck & Greer/Robeco from 1986 to 2001.

1

Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

2

Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

3	Trustees oversee 23 funds in The Advisors’ Inner Circle Fund III.
4	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.

THE ADVISORS’ INNER CIRCLE FUND III	LOGAN CIRCLE PARTNERS
CORE PLUS FUND
OCTOBER 31, 2018

Doran is a Trustee who may be deemed to be an “interested” person of the Trust as that term is defined in the 1940 Act by virtue of his affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-800-252-4993. The following chart lists Trustees and Officers as of October 31, 2018.

Other Directorships

Held in the Past Five Years2

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, Winton Diversified Opportunities Fund (closed-end investment company), Gallery Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Investments (Europe), Limited, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia), Limited, SEI Global Nominee Ltd., SEI Investments – Unit Trust Management (UK) Limited and SEI Investments Co. Director of the Distributor since 2003.

Former Directorships: Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Trustee of SEI Liquid Asset Trust to 2016. Trustee of Winton Series Trust to 2017.

Current Directorships: Trustee of City National Rochdale Funds, Winton Series Trust, Winton Diversified Opportunities Fund (closed-end investment company) and Gallery Trust. Member of Independent Committee of Nuveen Commodities Asset Management.

Former Directorship: Trustee of O’Connor EQUUS (closed-end investment company) to 2016.

Current Directorships: Trustee of AXA Premier VIP Trust, Winton Series Trust, Winton Diversified Opportunities Fund (closed-end investment company), Gallery Trust and JP Morgan Active ETFs.

Former Directorships: Trustee of Munder Funds to 2014. Trustee of Victory Funds to 2015. Trustee of O’Connor EQUUS (closed-end investment company) to 2016.

Current Directorships: Trustee of City National Rochdale Funds, Winton Series Trust, Winton Diversified Opportunities Trust (closed-end investment company) and Gallery Trust. Director of Lapolla Industries, Inc.

Former Directorships: Trustee of Rochdale Investment Trust to 2013.

THE ADVISORS’ INNER CIRCLE FUND III	LOGAN CIRCLE PARTNERS
CORE PLUS FUND
OCTOBER 31, 2018

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND III (Unaudited)

Name and Year of Birth	Position with the Trust and Length of Time Served[1]	Principal Occupation During the Past Five Years

INDEPENDENT TRUSTEES (continued)[3]

RANDALL S. YANKER (Born: 1960)	Trustee (Since 2014)	Co-Founder and Senior Partner, Alternative Asset Managers, L.P. since 2004.

OFFICERS

MICHAEL BEATTIE (Born: 1965)	President (Since 2014)	Director of Client Service, SEI Investments Company, since 2004.

STEPHEN CONNORS (Born: 1984)	Treasurer, Controller and Chief Financial Officer (Since 2015)	Director, SEI Investments, Fund Accounting since December 2014. Audit Manager, Deloitte & Touche LLP, from 2011 to 2014. Audit Supervisor, BBD, LLP (formerly Briggs, Bunting & Dougherty, LLP), from 2007 to 2011.

1

Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

2

Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

3	Trustees oversee 23 funds in The Advisors’ Inner Circle Fund III.

THE ADVISORS’ INNER CIRCLE FUND III	LOGAN CIRCLE PARTNERS
CORE PLUS FUND
OCTOBER 31, 2018

Other Directorships

Held in the Past Five Years2

Current Directorships: Trustee of Winton Series Trust, Winton Diversified Opportunities Fund (closed-end investment company) and Gallery Trust. Independent Non-Executive Director of HFA Holdings Limited.

Former Directorship: Trustee of O’Connor EQUUS (closed-end investment company) to 2016.

None.

None.

THE ADVISORS’ INNER CIRCLE FUND III	LOGAN CIRCLE PARTNERS
CORE PLUS FUND
OCTOBER 31, 2018

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND III (Unaudited)

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupation During the Past Five Years

OFFICERS (continued)
RUSSELL EMERY (Born: 1962)	Chief Compliance Officer (Since 2014)

Chief Compliance Officer of SEI Structured Credit Fund, LP since June 2007. Chief Compliance Officer of SEI Alpha Strategy Portfolios, LP from June 2007 to September 2013. Chief Compliance Officer of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, Winton Series Trust, Winton Diversified Opportunities Fund (closed-end investment company), Gallery Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Chief Compliance Officer of O’Connor EQUUS (closed-end investment company) to 2016. Chief Compliance Officer of SEI Liquid Asset Trust to 2016.

DIANNE M. DESCOTEAUX (Born: 1977)	Vice President and Secretary (Since 2011)	Counsel at SEI Investments since 2010.
BRIDGET E. SUDALL (Born: 1980)	Privacy Officer (Since 2015) AML Officer (Since 2015)

Anti-Money Laundering Compliance Officer and Privacy Officer since 2015. Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners, April 2011 to March 2015. Investor Services Team Lead, Morgan Stanley Alternative Investment Partners, July 2007 to April 2011.

THE ADVISORS’ INNER CIRCLE FUND III	LOGAN CIRCLE PARTNERS
CORE PLUS FUND
OCTOBER 31, 2018

Other Directorships

Held in the Past Five Years

None.

None.

None.

THE ADVISORS’ INNER CIRCLE FUND III	LOGAN CIRCLE PARTNERS
CORE PLUS FUND
OCTOBER 31, 2018

NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders that do not have an October 31, 2018 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2018 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended October 31, 2018, the Fund is designating the following items with regard to distributions paid during the year.

Ordinary Income Distributions	Long-Term Capital Gain Distributions	Total Distributions	Qualifying for Corporate Dividends Received Deduction(1)	Qualifying Dividend Income(2)	U.S. Government Interest(3)	Interest Related Dividends(4)	Short-Term Capital Gain Dividends(5)

100.00%	0.00%	100.00%	0.00%	0.00%	13.74%	97.08%	0.00%

1.

Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary Income distributions (the total of short-term capital gain and net investment income distributions).

2.

The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions). It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.

3.

“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of ordinary income. Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

4.

The percentage in this column represents the amount of “Interest Related Dividends” and is reflected as a percentage of ordinary income distribution. Interest related dividends are exempt from U.S. withholding tax when paid to foreign investors.

5.

The percentage of this column represents the amount of “Short-Term Capital Gain Dividends” and is reflected as a percentage of short-term capital gain distribution that is exempt from U.S. withholding tax when paid to foreign investors.

The information reported herein may differ from the information and distributions taxable to the shareholder for the calendar year ending December 31, 2018. Complete information will be computed and reported with your 2018 Form 1099-DIV.

Logan Circle Partners Funds

P.O. Box 219009

Kansas City, MO 64121-9009

1-800-252-4993

Adviser:

Logan Circle Partners L.P.

1717 Arch Street, Suite 1500

Philadelphia, PA 19103

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, Pennsylvania 19103

Independent Registered Public Accounting Firm:

Deloitte & Touche

1700 Market Street

Philadelphia, Pennsylvania 19103

This information must be preceded or accompanied by a current prospectus for the Portfolio described.

LCP-AR-001-0400

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function. There have been no amendments to or waivers granted to this code of ethics.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial experts are Thomas Lemke and Jay Nadel, and each of Messrs. Lemke and Nadel is considered to be “independent” as that term is defined in Form N-CSR Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers LLP (“PwC”) relate to the Advisors’ Inner Circle Fund III (the “Trust”).

PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2018			2017
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees(1)	$378,215	None	None	$335,100	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees	None	None	$60,000(2)	None	None	$270,028
(d)	All Other Fees	None	None	$10,000	None	None	$14,003

(2)	Tax return preparation fees for affiliates of the Funds.

Fees billed by Ernst & Young LLP (“E&Y”) relate to the Trust

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2018			2017
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees(1)	$82,560	None	None	$26,000	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees	None	None	None	None	None	None
(d)	All Other Fees	None	None	None	None	None	None

Fees billed by Deloitte & Touche LLP (“D&T”) relate to the Trust

D&T billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows

		2018			2017
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees(1)	$63,500	None	None	$26,000	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees	None	None	None	None	None	None
(d)	All Other Fees	None	None	None	None	None	None

Notes:

(1) Audit fees include amounts related to the audit of the Trust’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(e)(1) The Trust’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether these services:

(1) require specific pre-approval;

(2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or

(3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether these services are consistent with SEC’s rules and whether the provision of these services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any said proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at the Audit Committee’s next regularly-scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment adviser, or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet the audit Committee’s responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as (a) reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and (b) discussing with the independent auditor the independent auditor’s methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (PwC):

	2018	2017
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (E&Y):

	2018	2017
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (D&T):

	2018	2017
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by PwC for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $70,000 and $284,031 for 2018 and 2017, respectively.

(g) The aggregate non-audit fees and services billed by E&Y for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $0 and $0 for 2018 and 2017, respectively.

(g) The aggregate non-audit fees and services billed by D&T for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $0 and $0 for 2018 and 2017, respectively.

(h) During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved by the Audit Committee of Registrant’s Board of Trustees. Included in the Audit Committee’s pre-approval of these non-audit service were the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this Form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end management investment companies. Effective for closed-end management investment companies for fiscal-years-ending on or after December 31, 2005.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR § 270.30a-3(c)), as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR § 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act, as amended (17 CFR § 270.30a-15(b) or § 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR § 270.3a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Items 13.	Exhibits.

(a)(1) A copy of the Registrant’s Code of Ethics, as required by Item 2 of this Form, accompanies this filing as an exhibit.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant, as required by Rule 30a-2(a) under the Act (17 CFR § 270.30a-2(a)), is filed herewith.

(b) Officer certifications, as required by Rule 30a-2(b) under the Act (17 CFR § 270.30a-2(b)), also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund III

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie,
President

Date: January 8, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie,
President

Date: January 8, 2019

By (Signature and Title)*	/s/ Stephen Connors
Stephen Connors,
Treasurer, Controller and Chief Financial Officer

Date: January 8, 2019

*	Print the name and title of each signing officer under his or her signature.